UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

March 27, 2024

Date of Report (Date of earliest event reported)

ROTH CH ACQUISITION V CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41105	86-1229207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCL	The Nasdaq Stock Market LLC
Warrants	ROCLW	The Nasdaq Stock Market LLC
Units	ROCLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2024, Roth CH Acquisition V Co., a Delaware corporation (the “Company”), issued an unsecured promissory note in the aggregate principal amount of up to $600,000 (the “Note”) to individuals or entities listed on the Note (the “Payees”). Pursuant to the Note, the Payees agreed to loan to the Company an aggregate amount of up to $600,000 that shall be payable on the earlier of (i) the date on which the Company consummates an initial business combination as such term is defined in the Company’s Amended and Restated Certificate of Incorporation (the “Business Combination”), or (ii) the date the Company liquidates if a Business Combination is not consummated. The Note bears no interest rate. In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any.

The proceeds of the Note will be used for the Company to pay various expenses of the Company and for general corporate purposes.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	Promissory Note dated March 27, 2024
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2024

ROTH CH ACQUISITION V CO.

By:	/s/ John Lipman
Name:	John Lipman
Title:	Co-Chief Executive Officer and Co-Chairman of the Board

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